SUPPLEMENT DATED OCTOBER 1, 2024

TO THE PROSPECTUS DATED MAY 1, 2024

FOR

ACCUMULATION VUL

a flexible premium adjustable variable life insurance policy with index-linked options issued by

THE PENN INSURANCE AND ANNUITY COMPANY

and funded through

PIA VARIABLE LIFE ACCOUNT I

of

The Penn Insurance and Annuity Company

PO Box 178, Philadelphia, PA 19105

1-800-523-0650

THIS SUPPLEMENT PROVIDES NEW AND ADDITIONAL INFORMATION BEYOND THAT CONTAINED IN THE PROSPECTUS AND SHOULD BE READ IN CONJUNCTION WITH THE PROSPECTUS DATED MAY 1, 2024.

Certain terms used in this supplement have special meanings. If a term is not defined in this supplement, it has the meaning given to it in the Prospectus. If you would like a copy of the Prospectus, call us at 1-800-523-0650 or go online to www.pennmutual.com/for-individuals-and-businesses/products-and-performance/performance-and-rates.

The purpose of this supplement is to provide information on the applicable state variations for Policies purchased in California.

For Policies issued in California, the following state variations are added to Appendix C of the Prospectus and apply:

STATE	LOCATION IN PROSPECTUS	STATE VARIATION
CA	See “Do I Have the Right to Cancel the Policy?”	You have the right to cancel your Policy within 30 days after you receive it.
CA	See “What Are the Supplemental Riders and Benefits that are Available? — Accidental Death Benefit Rider”	Accidental bodily injury excludes the Risks Not Assumed and means an injury sustained by the Insured which is the result of an accident. An accident is an unforeseeable event.
CA	See “What Are the Supplemental Riders and Benefits that are Available? — Accidental Death Benefit Rider”	The Accidental Death Benefit will not be payable if the death of the Insured is caused by the Risks Not Assumed or if the Risks Not Assumed substantially contribute to the death.
CA	See “What Are the Supplemental Riders and Benefits that are Available? — Cash Value Enhancement Rider”	The termination credit will not be applied if the Policy to which this Rider is attached is exchanged (not limited by ownership change).
CA	See “What Are the Supplemental Riders and Benefits that are Available? — Disability Waiver of Monthly Deductions Rider”	Rider benefits and termination will be based on the later of the anniversary of this Policy which is nearest to the Insured’s 65th birthday and the monthly anniversary following the Insured’s 65th birthday.

CA	See “What Are the Supplemental Riders and Benefits that are Available? — Disability Waiver of Monthly Deductions Rider”

For the Disability Waiver of Monthly Deductions Rider, the prospectus language has been revised as follows:

Total Disability of the Insured means an incapacity of the Insured which:

(a) results from bodily injury or disease; and

(b) (1) during the first 24 months of Total Disability, the insured is unable to perform the substantial and material duties of their job, due to sickness or bodily injury; and

(2) after the first 24 months of Total Disability, the insured, due to sickness or bodily injury, is unable to engage with reasonable continuity in any other job in which they could reasonably be expected to perform satisfactorily in light of their age, education, training, experience, station in life, or physical and mental capacity.

CA	See “What Are the Supplemental Riders and Benefits that are Available? — Disability Waiver of Monthly Deductions Rider”

For the Disability Waiver of Monthly Deductions Rider, the prospectus language has been revised as follows (the other items in this list remain unchanged):

Monthly Deductions will not be waived if the Total Disability of the Insured is caused or substantially contributed to by, or results from:

(g) condition or loss in consequence of the insured being intoxicated as defined by the jurisdiction where the condition or disability occurred;

CA	See “What Are the Supplemental Riders and Benefits that are Available? — Disability Completion Benefit Rider (AKA Disability Waiver of Stipulated Premium Rider)”

For the Disability Completion Benefit Rider, the prospectus language has been revised as follows:

Total disability of the Insured means an incapacity of the Insured which:

(a) results from bodily injury or disease; and

(b) (1) during the first 24 months of total disability, the insured is unable to perform the substantial and material duties of their job due to sickness or bodily injury; and

(2) after 24 months renders one unable to engage with reasonable continuity in any occupation in which he could reasonably be expected to perform satisfactorily in light of his age, education, training, experience, station in life, physical and mental capacity.

CA	See “What Are the Supplemental Riders and Benefits that are Available? — Disability Completion Benefit Rider (AKA Disability Waiver of Stipulated Premium Rider)”

For the Disability Completion Benefit Rider, the prospectus language has been revised as follows (the other items in this list remain unchanged):

Monthly Deductions will not be waived and Stipulated Premium will not be deposited if any of the following causes or substantially contributes to the total disability of the Insured:

(a) any attempt at suicide, or self-inflicted injury, while sane or insane;

(c) active participation in a riot or insurrection;

CA	See “What Are the Supplemental Riders and Benefits that are Available? — Chronic Illness Accelerated Benefit Rider”

For the Chronic Illness Accelerated Benefit Rider, the prospectus language has been revised as follows:

Chronic Illness means that the insured has been certified by a licensed health care practitioner within the last 12 months as:

• Being unable to perform at least two activities of daily living (bathing, continence, dressing, eating, toileting, transferring) without substantial assistance from another person due to a loss of functional capacity for a period of at least 90 days (which need not be consecutive); or

• Requiring substantial supervision by another person for a period of at least 90 days (which need not be consecutive) to protect the insured from threats to health and safety due to severe cognitive impairment.

CA	See “What Are the Supplemental Riders and Benefits that are Available? — Chronic Illness Accelerated Benefit Rider”

For the Chronic Illness Accelerated Benefit Rider, the prospectus language has been revised as follows:

For each lump sum benefit payment, or at the beginning of each 12 month period following the election date if benefit payments are scheduled in a series, PIA must receive written certification from a licensed health care practitioner, independent from us, who personally examined the insured, that the insured has a Chronic Illness. The licensed health care practitioner may be a licensed physician, registered professional nurse, licensed social worker, or other similar health care practitioner approved by the IRS and PIA. The licensed health care practitioner shall not be the insured, owner, beneficiary, or a relative thereof. PIA reserves the right to obtain at any time an additional opinion of the insured’s condition from a licensed health care practitioner, independent from us, who personally examined the insured, at PIA’s expense. You have the right to appeal the decision made by us regarding ABP eligibility.

CA	See “Incontestability” in the Statement of Additional Information

For Incontestability, the SAI language has been revised as follows:

After a Policy has been in force during the insured’s lifetime for two years from the date of issue, we may not contest the Policy. However, if there has been a Policy change or reinstatement for which we required evidence of insurability, we may contest that Policy change or reinstatement for two years with respect to information provided at that time, during the lifetime of the insured, from the effective date of the Policy change or reinstatement.

For the Chronic Illness Accelerated Benefit Rider, the contestable period does not restart on reinstatement.

PM9097	10/1/24